UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Sports Entertainment Gaming Global Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $16,100	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Sports Entertainment Gaming Global Corporation (“SEGG” or the “Company”), formerly known as Lottery.com Inc. (“Lottery”), and prior to its business combination with the SPAC Trident Acquisition Corp. (“Trident”) known as AutoLotto, Inc. (“AutoLotto”), files this current report on Form 8-K (the “Current Report”) to provide certain financial information and related disclosures associated with two connected, historical (2020 and 2021) transactions (the “Legacy Transactions”) that were planned and executed by Vadim Komissarov, the former Chief Executive Officer of Trident (“Komissarov”), with the assistance of Lawrence Anthony DiMatteo, Lottery’s co-founder and former Chief Executive Officer (“DiMatteo”), Matthew Clemenson, Lottery’s co-founder and former Chief Revenue Officer (“Clemenson”) and Ryan Dickinson, Lottery’s former President and Chief Financial Officer (“Dickinson”) (DiMatteo, Clemenson and Dickinson collectively the “Lottery Former Executives”).

The Legacy Transactions were designed by Komissarov to be circular in nature, which on one end generated revenue using borrowed funds held in an escrow account was held at a Massachusetts law firm, and on the other end then used that revenue to support AutoLotto’s acquisition of Global Gaming Enterprises, Inc. (“Global Gaming”) on June 30, 2021 at an acquisition cost. Notably, on June 24, 2026, Komissarov was sentenced to three years in prison for, among other things, his involvement with the Legacy Transactions.1 Clemenson and Dickinson pleaded guilty on May 22, 2025, for, inter alia, their involvement in the Legacy Transactions.2 Both currently await sentencing. The Company’s current officers and directors had no involvement whatsoever in the Legacy Transactions (or any of other allegations made against Komissarov, DiMatteo, Clemenson or Dickinson) and no one that participated in the Legacy Transactions is currently employed or engaged with the Company in any manner.

Summary of the Legacy Transactions Based on “New Information” Learned by the Company

Between July 15, 2026, and August 7, 2026, the Company obtained sworn testimony given in depositions taken of Dickinson and Datassure’s former CEO Jeffery Sparrow, in a matter unrelated to the Legacy Transactions (the “Depositions”) that revealed facts about the Legacy Transactions not previously known to the Company’s current management. Based on the testimony provided during the Depositions and additional information gained from a subsequent inquiry by the Company’s current CFO and COO (collectively, the “New Information”), the Company believes that, in December 2020, Komissarov instructed DiMatteo, Clemenson, and Dickinson to record a $9,000,000 transaction with Datassure as revenue and cash, despite AutoLotto’s inability to possess, access or transfer the funds because the cash was held in a restricted escrow account at Boston Law Group P.C., a Massachusetts law firm. In particular, the New Information evidenced that the restricted funds held in escrow at Boston Law Group belonged to an acquaintance of Komissarov and pursuant to a series of escrow reports provided by Boston Law Group, AutoLotto purportedly received $9 million for selling customer data to Datassure and then used that $9 million (in addition to other consideration) to purchase Global Gaming from Pan European Associates, S.R.O. (“Pan Euro”), a Czech company created by Komissarov to conceal the spurious 2020 revenue transaction, thus returning the entire sum of $9 million to its source, Komissarov’s acquaintance. At Komissarov’s direction and with his participation, DiMatteo, Clemenson, and Dickinson executed and reported revenue, deferred revenue, and cash transactions in December of 2020, revenue transactions in the first and second quarters of 2021, and then overstated the acquisition cost to $10,572,674 for Global Gaming in June of 2021 and created documentation for AutoLotto’s books and records that subsequently led both transactions appear to be bona fide.

1 See https://www.justice.gov/usao-sdny/pr/former-ceo-special-purpose-acquisition-company-sentenced-prison.

2 See https://news.bloomberglaw.com/litigation/two-ex-lottery-com-executives-plead-guilty-to-securities-fraud

The Net Effect of the True Nature of the Legacy Transactions on the Correction Periods

Based on the New Information about the Legacy Transactions recently acquired by the SEGG’s current management, the Company has determined that certain annual and quarterly financial reports previously filed now require, among other things (see next item in this Current Report), corrections as related to the Legacy Transactions. Namely, the Company’s previously filed annual financial statements for the years ended December 31, 2023, December 31, 2024, and December 31, 2025, along with the quarterly financial statements for those periods (collectively, the “Correction Periods”) shall be corrected to reflect the New Information gained and subsequent determination made by the Company that the Legacy Transactions overstated revenue in 2020 and 2021 and created an inflated acquisition price for Global Gaming in 2021. It is important to note that the amended financial statements for the Correction Periods 2023 through 2025 will result in lower expenses for amortization and elimination of impairment charges previously reported, which will reduce previously reported losses and amounts for accumulated deficit. While the corrections will also decrease previously reported goodwill, intangible assets, and total assets for these periods, the impact of the error corrections is substantially more consequential for the years ended 2020 through 2022 and management does not believe that either effect, individually or in combination, would alter a reasonable investor’s assessment of the Company’s financial condition or results of operations for the Correction Periods, and accordingly does not believe the previously issued financial statements for the Correction Periods should be characterized as unreliable.

For the Correction Periods from January 1, 2023 through December 31, 2025, the error corrections reduce amortization expense and eliminate previously recorded impairment expense related to Global Gaming. These expenses are no longer required because the restated carrying values of the Global Gaming assets were lower on the dates the impairment analyses were performed. The resulting decreases in amortization and impairment expense reduce previously reported operating losses and accumulated deficits for each interim Correction Period.

Balance Sheet (as of December 31, 2023)	As Previously Reported	Adjustment	As Restated
Goodwill	$11,227,491	$(3,880,443)	$7,347,048
Intangible assets	$17,681,874	$(2,880,657)	$14,801,217
Total assets	$64,408,563	$(6,761,100)	$57,647,463
Accumulated deficit	$(235,132,590)	$(6,761,100)	$(241,893,690)
Total SEGG shareholder’s equity	$34,495,573	$(6,761,100)	$27,734,472
Total equity	$36,589,618	$(6,761,100)	$29,854,901
Total liabilities and stockholder’ equity	$64,408,563	$(6,761,100)	$57,647,463

Statement of Operations (Twelve Months Ended December 31, 2023)	As Previously Reported	Adjustment	As Restated
Amortization	$5,691,322	$(1,051,559)	$4,639,763
Total operating expenses	$19,002,918	$(2,963,564)	$16,039,354
Income/ (Loss) from operations	$(17,650,643)	$2,963,564	$(14,687,079)
Loss on Impairment of Goodwill & Intangibles	$7,510,000	$(1,860,000)	$5,650,000
Net Income/ (Loss) before income tax	$(25,737,384)	2,911,559	$(22,885,825)
Net income/ (Loss)	$(25,797,384)	$2,911,559	$(22,885,825)
Net Income/ (Loss) attributable to SEGG	$(25,563,699)	$2,911,559	$(22,652,139)
Net loss per share, basic and diluted*	$(9.83)	$(598.93)	$(608.76)
Weighted average common shares outstanding	2,596,493	(2,559,283)	37,210

Balance Sheet (as of December 31, 2024)	As Previously Reported	Adjustment	As Restated
Goodwill	$9,061,675	$(1,974,443)	$7,087,232
Intangible assets	$12,569,165	$(1,314,883)	$11,254,282
Total assets	$52,942,271	$(3,289,326)	$49,652,945
Accumulated deficit	$(263,468,728)	$(3,289,326)	$(266,758,054)
Total SEGG shareholder’s equity	$20,479,912	$(3,289,326)	$17,190,585
Total equity	$22,544,829	$(3,289,326)	$19,255,503
Total liabilities and stockholder’ equity	$52,942,271	$(3,289,326)	$49,652,945

Statement of Operations (Twelve Months Ended December 31, 2024)	As Previously Reported	Adjustment	As Restated
Amortization	$5,020,647	$(748,772)	$4,271,875
Total operating expenses	$18,907,211	$(748,772)	$18,158,439
Income/ (Loss) from operations	$(18,269,435)	$748,772	$(17,520,663)
Loss on Impairment of Goodwill & Intangibles	$4,298,002	$(2,723,002)	$1,575,000
Total other expenses, net	$10,520,468	$(2,723,002)	$7,797,466
Net Income/ (Loss) before income tax	$(28,682,760)	$3,471,774	$(25,210,986)
Net income/ (loss)	$(28,709,075)	$3,471,774	$(25,237,301)
Net Income/ (Loss) attributable to SEGG	$(28,221,605)	$3,471,774	$(24,749,831)
Net loss per share, basic and diluted*	$(19.63)	$(100.89)	$(120.52)
Weighted average common shares outstanding	8,637,551	(8,432,189)	205,362

Balance Sheet (as of December 31, 2025)	As Previously Reported	Adjustment	As Restated
Goodwill	$9,061,675	$(1,974,443)	$7,087,232
Intangible assets	$14,648,458	$(788,930)	$13,859,528
Total assets	$55,660,225	$(2,763,373)	$52,896,852
Accumulated other comprehensive Income/ (Loss)	$264,768	$47,164	$311,932
Accumulated deficit	$(284,007,361)	$(2,549,002)	$(286,556,363)
Total SEGG shareholder’s equity	$23,277,057	$(2,501,838)	$20,775,219
Noncontrolling interest	$483,810	$(261,535)	$222,275
Total equity	$23,760,867	$(2,763,373)	$20,997,494
Total liabilities and stockholder’ equity	$55,660,225	$(2,763,373)	$52,896,852

Statement of Operations (Twelve Months Ended December 31, 2025)	As Previously Reported	Adjustment	As Restated
Amortization	$4,238,921	$(525,953)	$3,712,968
Total operating expenses	$17,652,650	$(525,953)	$17,126,697
Income/ (Loss) from operations	$(17,867,883)	$525,953	$(17,341,930)
Net Income/ (Loss) before income tax	$(20,788,252)	$525,953	$(20,262,299)
Net Income/ (Loss)	$(20,805,067)	$525,953	$(20,279,114)
Foreign currency translation adjustment, net	$280,490	$90,293	$370,783
Net Income/ (Loss) attributable to SEGG	$(20,303,608)	$616,246	$(19,687,362)
Net loss per share, basic and diluted*	$(5.78)	$(33.42)	$(39.20)
Weighted average common shares outstanding	3,515,444	(3,013,238)	502,206

Loss per share in the adjustment column and “As Restated” column reflect a 7 for 1 reverse split executed July 26, 2026

The Company’s determinations described in this Item 8.01, including the determination with respect to fiscal years 2023 through 2025, were made in consultation with the Company’s independent registered public accounting firm.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Based on the New Information obtained by the Company, Company’s current management believes that the initial recording of $9,000,000 transaction with Datassure as deferred revenue and cash resulted in an overstatement of revenue and cash in the fourth quarter of 2020 and an overstatement of revenue recognized in the first and second quarters of 2021 and also led to overstatement of the amount reportedly paid for the Global Gaming acquisition.

The Net Effect of the True Nature of the Legacy Transactions on the Company’s Financials Prior to the Correction Periods

The Company has determined that its previously filed annual financial statements for the years ended December 31, 2021, and December 31, 2022, along with the financial statements for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, (collectively, the “Affected Reports”) should no longer be relied upon and must be restated. This conclusion resulted from the identification of two related accounting errors, originating in 2020 and 2021 and predating the Company’s business combination with Trident Acquisitions Corp. in October 2021. The Company intends to restate the Affected Reports by way of amendment.

The Company expects the accounting and reporting corrections described above to: decrease previously reported revenue, deferred revenue, and cash at December 31, 2020; decrease revenue reported in the first and second quarters of 2021; increase the accumulated deficit reported at December 31, 2021; decrease goodwill, intangible assets, and total assets at December 31, 2021 and in all subsequent reporting periods; decrease expenses reported for amortization of the Global Gaming intangible assets for all reporting periods after December 31, 2021. The Company expects the corrections to increase previously reported net loss specifically for the years ended December 31, 2020, and December 31, 2021. It should be noted that the most significant impact of the necessary restatement affects the balance sheet and results of operations for 2020 and 2021.

As for the Correction Periods, the Company expects to remove impairment expenses associated with Global Gaming previously recorded that are no longer required based on lower [restated] carrying values of the Global Gaming assets on the dates impairment analyses were performed. Lower expenses will decrease previously reported operating losses and result in lower amounts for accumulated deficit, in each of the years and interim periods after December 31, 2021, through and including December 31, 2025.

The Company expects previously reported total assets and total stockholders’ equity to decrease and previously reported accumulated deficit to increase for the years ended December 31, 2020, and December 31, 2021, notwithstanding the improvement in reported net loss accounting periods in 2022 through 2025.

For the Affected Reports covering December 31, 2020 through December 31, 2022, the error corrections decrease previously reported revenue, deferred revenue, and cash as of December 31, 2020; decrease revenue reported in the first and second quarters of 2021; increase the accumulated deficit reported as of December 31, 2021; decrease goodwill, intangible assets, and total assets as of December 31, 2021 and December 3, 2022; and decrease amortization expense for Global Gaming intangible assets in all 2022 reporting periods. The restatement’s most significant effects are on the balance sheets and results of operations for 2020 and 2021.

Balance Sheet (as of December 31, 2020)	As Previously Reported	Adjustment	As Restated
Cash	$3,825,511	$(2,000,000)	$1,825,511
Restricted cash	$6,950,000	$(6,950,000)	$-
Total current assets	$33,602,849	$(8,950,000)	$24,652,849
Total assets	$50,732,099	$(8,950,000)	$41,782,099
Deferred revenue	$7,763,593	$(7,000,000)	$763,593
Accrued & other expenses	$2,335,350	$50,000	$2,385,350
Current liabilities	$34,087,126	$(7,000,000)	$27,087,126
Total liabilities	$34,097,126	$(7,000,000)	$27,097,126
Accumulated deficit	$(95,140,568)	$(2,000,000)	$(97,140,568)
Total equity	$16,634,973	$(2,000,000)	$14,634,973
Total liabilities and stockholder’ equity	$50,732,099	$(2,000,000)	$41,782,099

Statement of Operations (Twelve Months Ended December 31, 2020)	As Previously Reported	Adjustment	As Restated
Revenue	$7,459,514	$(2,000,000)	$5,459,514
Gross Profit	$4,507,099	$(2,000,000)	$2,507,099
Income/ (Loss) from operations	$(3,710,852)	$(2,000,000)	$(5,710,852)
Net Income/ (Loss) before income tax	$(5,811,863)	$(2,000,000)	$(7,811,863)
Net income/ (loss)	$(5,812,663)	$(2,000,000)	$(7,812,663)
Net Income/ (Loss) attributable to SEGG	$(5,812,663)	$(2,000,000)	$(7,812,663)
Net loss per share, basic and diluted*	$(0.26)	$(241.11)	$(241.37)
Weighted average common shares outstanding	22,658,006	(22,625,637)	32,369

Balance Sheet (as of December 31, 2021)	As Previously Reported	Adjustment	As Restated
Goodwill	$19,590,758	$(6,593,710)	$12,997,048
Intangible assets	$28,710,980	$(5,783,576)	$22,927,404
Total assets	$104,534,006	$(12,377,286)	$92,156,720
Accumulated deficit	$(148,188,138)	$(12,377,286)	$(160,565,424)
Total SEGG shareholder’s equity	$91,220,107	$(12,377,286)	$78,842,821
Total equity	$94,000,199	$(12,377,286)	$81,622,913
Total liabilities and stockholder’ equity	$104,534,006	$(12,377,286)	$92,156,720

Statement of Operations (Twelve Months Ended December 31, 2021)	As Previously Reported	Adjustment	As Restated
Revenue	$16,409,922	$(7,000,000)	$9,409,922
Gross Profit	$8,251,215	$(7,000,000)	$1,251,215
Amortization	$4,292,606	$(525,780)	$3,766,826
Total operating expenses	$38,129,227	$(525,780)	$37,603,447
Income/ (Loss) from operations	$(29,878,012)	$(6,474,220)	$(36,352,232)
Income tax expense (benefit)	$(1,664,335)	$1,664,335	$-
Net income/ (loss)	$(53,048,225)	$(8,138,555)	$(61,186,780)
Net Income/ (Loss) attributable to SEGG	$(53,048,225)	$(8,138,555)	$(61,186,780)
Net loss per share, basic and diluted*	$(2.04)	$(1,645.37)	$(1,647.41)
Weighted average common shares outstanding	25,998,831	(25,961,690)	37,141

Balance Sheet (as of December 31, 2022)	As Previously Reported	Adjustment	As Restated
Goodwill	$19,590,758	$(6,593,710)	$12,997,048
Intangible assets	$23,982,445	$(4,732,017)	$19,250,428
Total assets	$79,380,253	$(11,325,727)	$68,054,526
Accumulated deficit	$(208,187,210)	$(11,325,727)	$(219,512,937)
Total SEGG shareholder’s equity	$59,416,309	$(11,325,727)	$48,090,582
Total equity	$61,816,485	$(11,325,727)	$50,490,758
Total liabilities and stockholder’ equity	$79,380,253	$(11,325,727)	$68,054,526

Statement of Operations (Twelve Months Ended December 31, 2022)	As Previously Reported	Adjustment	As Restated
Amortization	$5,601,374	$(262,890)	$5,338,484
Total operating expenses	$58,261,086	$(1,051,559)	$57,209,527
Income/ (Loss) from operations	$(55,792,779)	$1,051,559	$(54,741,220)
Net income/ (loss)	$(60,383,265)	$1,051,559	$(59,331,706)
Net Income/ (Loss) attributable to SEGG	$(59,999,072)	$1,051,559	$(58,947,513)
Net loss per share, basic and diluted*	$(1.19)	$(80.61)	$(81.80)
Weighted average common shares outstanding	50,444,493	(49,723,857)	720,636

Loss per share in the adjustment column and “As Restated” column reflect a 7 for 1 reverse split executed July 26, 2026

The nature and quantitative effect of these corrections will be described in the applicable amended filings for the Affected Reports.

The disclosures in this Current Report on Form 8-K, together with the appropriate notes to the Company’s financial statements to be included in its amended and future filings, are intended to constitute the full extent of the Company’s public disclosure regarding the Legacy Transactions. Except as may otherwise be required by applicable law, it should not be inferred that the Company intends to release additional findings beyond what is described in this Current Report, the amended financial statements for the Correction Periods or restated financial statements for the Affected Reports.

Furthermore, the Company advises that, beginning with its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, and for all Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed thereafter, it intends to present its financial statements and other financial information as if all amended and restated financial statements for the Correction Periods and the Affected Reports had already been filed, including presenting corrected historical and comparative financial information for prior periods — rather than presenting such prior periods on an as-previously-reported (and since-superseded) basis and separately filing the corresponding amended reports for the Correction Periods and the Affected Reports at a later date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Entertainment Gaming Global Corporation

By:	/s/ Robert Stubblefield
Name:	Robert Stubblefield
Title:	Chief Financial Officer, Interim Chief Executive Officer, Interim President

Date: October 8, 2026

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations as to the timing, scope, nature, and effect of the restatement, the fiscal 2023–2025 corrections, and related filings described above, the periods and financial statement line items expected to be affected, the materiality determination described in Item 8.01, and the Company’s evaluation of its disclosure controls and procedures and internal control over financial reporting. These statements are not guarantees of future outcomes, reflect only the Company’s current expectations, estimates, and assumptions, and are based solely on information available to the Company as of the date of this report; they speak only as of such date and are inherently subject to change. Such statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including, but not exclusively the review by its independent registered public accounting firm, may identify additional or different facts, errors, misstatements, or effects, or a different magnitude, characterization, cause, or number of affected periods, than currently understood by the Company, including with respect to the materiality determination described in Item 8.01; that the amounts, direction, and financial statement effects of the corrections may change; that the timing, scope, form, and sequencing of the restatement and the related amended and other filings may change; that the Company may identify one or more additional control deficiencies or material weaknesses; that the completion of the restatement, the associated audit and interim review procedures, and the finalization of related conclusions may be delayed; that the matters described above may give rise to, or be affected by, inquiries, investigations, subpoenas, enforcement actions, or other proceedings by the U.S. Securities and Exchange Commission, the U.S. Department of Justice, Nasdaq, or other governmental, regulatory, or self-regulatory authorities, as well as private litigation; and that the Company may be subject to related consequences affecting its financial condition, reputation, and the listing or trading of its securities. Readers are cautioned not to place undue reliance on any forward-looking statement. Except as required by applicable law, the Company undertakes no obligation, and expressly disclaims any obligation, to update, revise, or supplement any forward-looking statement, whether as a result of new information, future events, or otherwise.